THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR QUALIFIED UNDER STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN VIOLATION OF SUCH ACT OR LAW OR THE PROVISIONS OF THIS WARRANT.

ANY SECURITY ISSUABLE UPON THE EXERCISE HEREOF THAT IS NOT REGISTERED UNDER THE ACT MAY BEAR A LEGEND SUBSTANTIALLY SIMILAR TO THE ABOVE LEGEND.


                                   WARRANT

                         TO PURCHASE 2,500 SHARES OF
                               COMMON STOCK OF

                         THE VINTAGE GROUP USA, LTD.

THIS CERTIFIES THAT ________________ (the "Holder"), or its registered assigns, is entitled to subscribe for and purchase from The Vintage Group USA, Ltd., a Colorado corporation (the "Company"), at any time during the Exercise Period (as defined below), 2,500 fully paid and nonassessable shares of the Common Stock of the Company at a price per share equal to the 120% of the IPO Price (as defined below), subject to the antidilution provisions, and to the provisions of
Section 9, of this Warrant. The shares which may be acquired upon exercise of this Warrant are referred to herein as the "Warrant Shares."

     The following capitalized terms shall have the respective meanings set forth below:

     "Common Stock" shall mean and include the Company's presently authorized common stock, no par value, and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution, or winding up of the Company.

     "Exercise Period" shall mean the period beginning on the day that is 13 months after consummation of the Initial Public Offering and ending five years after consummation of the Initial Public Offering.

     "Exercise Price" shall mean 120% of IPO Price.

     "Holder" shall mean the holder of this Warrant on the books of the Company, any party who acquires all or a part of this Warrant as a registered transferee of the Holder, or any record holder or holders of the Warrant Shares issued upon exercise, whether in whole or in part, of the Warrant.

     "Initial Public Offering" or "IPO" shall mean the first underwritten public offering of Common Stock made pursuant to a registration statement filed by the Company with, and declared effective by, the Securities and Exchange Commission in accordance with the Securities Act of 1933, as amended (the "1933 Act").

     "IPO Price" shall mean the price per share of Common Stock at which the Common Stock is offered pursuant to an Initial Public Offering.

     This Warrant is subject to the following provisions, terms and conditions:

          1.   Exercise; Transferability.

          (a) The rights represented by this Warrant may be exercised by the Holder hereof, in whole or in part (but not as to a fractional share of Common Stock), by written notice of exercise (in the form attached hereto) delivered to the Company at the principal office of the Company prior to the expiration of this Warrant and accompanied or preceded by the surrender of this Warrant along with a check in payment of the Exercise Price for such shares or without payment of cash pursuant to Section 9 hereof.

          (b) Holder must give written notice to the Company before transferring this Warrant or transferring any shares of the Common Stock issuable or issued upon the exercise of such Warrant (if such shares are not registered under the 1933 Act), describing briefly the manner of any proposed transfer of the Warrant or Holder's intention as to the shares of Common Stock issued upon the exercise thereof. Holder may offer, sell or otherwise transfer this Warrant, prior to the date which is three years after the later of the original issue date hereof and the last date on which the Company or any Affiliate of the Company was the owner of this security (or any predecessor of such security), only (a) to the Company,
     (b) pursuant to a registration statement which has been declared effective under the 1933 Act, or (c) pursuant to an available exemption from the registration requirements of the 1933 Act, subject to the Company's right prior to any such offer, sale or transfer pursuant to this clause (c) to require the delivery of an opinion of counsel, certification and/or other information satisfactory to the Company. If such opinion of counsel, certification, and/or other information is deemed satisfactory to the Company, in its sole discretion, Holder shall be entitled to transfer its Warrant, or to exercise its Warrant in accordance with the terms hereof and dispose of the shares received upon such exercise or to dispose of shares of Common Stock received upon the previous exercise of its Warrant, all in accordance with the terms of the notice delivered by Holder to the Company, provided that an appropriate legend in substantially the form required by the Company respecting the foregoing restrictions on transfer and disposition may be endorsed on the Warrant or the certificates for such shares.

          2.   EXCHANGE AND REPLACEMENT.

          Subject to Sections 1 and 7 hereof, this Warrant is exchangeable upon the surrender hereof by the Holder to the Company at its principal office for new Warrants of like tenor representing in the aggregate the right to purchase the number of Warrant Shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of Warrant Shares (not to exceed the aggregate total number purchasable hereunder) as shall be designated by the Holder at the time of such surrender. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement. The Holder shall pay all expenses, taxes (including any stock transfer taxes), and other charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 2.

          3.   ISSUANCE OF THE WARRANT SHARES.

          (a) The Company agrees that the shares of Common Stock purchased hereby shall be and are deemed to be issued to the Holder as of the close of business on the date on which this Warrant shall have been surrendered and the payment made for such Warrant Shares as aforesaid. Subject to the provisions of the next section, certificates for the Warrant Shares so purchased shall be delivered to the Holder within a reasonable time, not exceeding fifteen (15) days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the right to purchase the number of Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the Holder within such time.

          (b) Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificate for Warrant Shares upon exercise of this Warrant except in accordance with exemptions from the applicable securities registration requirements or registrations under applicable securities laws. Nothing herein, however, shall obligate the Company to effect registrations under federal or state securities laws, except as provided in Section 8.

          4.   COVENANTS OF THE COMPANY.

          The Company covenants and agrees that all Warrant Shares will, upon issuance, be duly authorized and issued, fully paid, nonassessable, and free from all taxes, liens, and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant a sufficient number of shares of Common Stock to provide for the exercise of the rights represented this Warrant

          5.   ANTIDILUTION ADJUSTMENTS.

          The provisions of this Warrant are subject to adjustment as provided in this Section 5.

          (a) The Exercise Price shall be adjusted from time to time such that in case the Company shall hereafter:

               (i) pay any dividends on any class of stock of the Company payable in Common Stock or securities convertible into Common Stock;

               (ii) subdivide its then outstanding shares of Common Stock into a greater number of shares; or

               (iii) combine outstanding shares of Common Stock, by reclassification or otherwise;

     then, in any such event, the Exercise Price in effect immediately prior to such event shall (until adjusted again pursuant hereto) be adjusted immediately after such event to a price determined by dividing (a) the total number of shares of Common Stock outstanding immediately prior to such event (including the maximum number of shares of Common Stock issuable in respect of any securities convertible into Common Stock), multiplied by the then existing Exercise Price, by (b) the total number of shares of Common Stock outstanding immediately after such event (including the maximum number of shares of Common Stock issuable in respect of any securities convertible into Common Stock), and the resulting quotient shall be the adjusted Exercise Price per share. An adjustment made pursuant to this subsection shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this subsection, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors of the Company (whose determination shall be conclusive) shall determine the allocation of the adjusted Exercise Price between or among shares of such classes of capital stock or shares of Common Stock and other capital stock. All calculations under this subsection shall be made to the nearest cent. In the event that at any time as a result of an adjustment made pursuant to this subsection, the holder of any Warrant thereafter surrendered for exercise shall become entitled to receive any shares of the Company other than shares of Common Stock, the Exercise Price of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in this Section.

          (b) Upon each adjustment of the Exercise Price pursuant to Section 5(a) above, the Holder of each Warrant shall thereafter (until another such adjustment) be entitled to purchase at the adjusted Exercise Price the number of shares, calculated to the nearest full share, obtained by multiplying the number of shares specified in such Warrant (as adjusted as a result of all adjustments in the Exercise Price in effect prior to such adjustment) by the Exercise Price in effect prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

          (c) In case of any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation, or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), there shall be no adjustment under subsection (a) of this Section above but the Holder of each Warrant then outstanding shall have the right thereafter to convert such Warrant into the kind and amount of shares of stock and other securities and property which he would have owned or have been entitled to receive immediately after such consolidation, merger, statutory exchange, sale, or conveyance had such Warrant been converted immediately prior to the effective date of such consolidation, merger, statutory exchange, sale, or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section with respect to the rights and interests thereafter of any Holders of the Warrant, to the end that the provisions set forth in this Section shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock and other securities and property thereafter deliverable on the exercise of the Warrant. The provisions of this subsection shall similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances.

          (d) Upon any adjustment of the Exercise Price, then and in each such case, the Company shall give written notice thereof, by first-class mail, postage prepaid, addressed to the Holder as shown on the books of the Company, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares of Common Stock purchasable at such adjusted Exercise Price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

          6.   NO VOTING RIGHTS.

          This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

          7.   FRACTIONAL SHARES.

          Fractional shares shall not be issued upon the exercise of this Warrant, but in any case where the Holder would, except for the provisions of this Section, be entitled under the terms hereof to receive a fractional share, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, pay a sum in cash equal to the sum of (a) the excess, if any, of the Market Price on the date of exercise of such fractional share over the proportional part of the Exercise Price represented by such fractional share, plus (b) the proportional part of the Exercise Price represented by such fractional share. For purposes of this Section, the term "Market Price" as of a particular date with respect to shares of Common Stock of any class or series means the last reported sale price on such date or, if none, the average of the last reported closing bid and asked prices on any national securities exchange or quoted in the National Association of Securities Dealers, Inc.'s Automated Quotation System (Nasdaq), or if not listed on a national securities exchange or quoted in Nasdaq, the average of the last reported closing bid and asked prices as reported by Hanifen Imhoff, Inc., Denver, Colorado.

          8. REGISTRATION RIGHTS. The Company will file, and use its best efforts to cause to become effective on or after the date that is 13 months from the date of the closing of the IPO and to remain effective for one year, subject to Section 8(c) below, a registration statement covering the shares issuable upon exercise of this Warrant.

               (a) REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of Section 8 to effect the registration of any shares under the 1933 Act, the Company shall:

                    (i) prepare and file with the Commission a registration statement with respect to such securities, and use its best efforts to cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed twelve (12) months;

                    (ii) prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed twelve
     (12) months;

                    (iii) furnish to Holders such reasonable number of copies of the registration statement, final prospectus and such other documents as Holders may reasonably request in order to facilitate the public offering of such securities;

                    (iv) use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as the underwriters in the IPO reasonably requested in connection with the IPO, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified; and

                    (v) prepare and promptly file with the Commission and promptly notify Holders of the filing of any amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the 1933 Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading.

               (b) EXPENSES. With respect to any registration of shares pursuant to Section 8, the Company shall bear the following fees, costs and expenses: all registration and other filing fees, printing expenses, fees and disbursements of counsel and accountants for the Company, all internal Company expenses, the premiums and other costs of policies of insurance against liability arising out of the public offering, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified. Fees and disbursements of counsel and accountants for Holders, underwriting discounts and commissions and transfer taxes for Holders and any other expenses incurred by Holders not expressly included above shall be borne by Holders.

               (c) DELAY OR SUSPENSION OF REGISTRATION. The Company may delay or suspend the effectiveness of any registration statement filed pursuant to this Section 8 if such filing would require disclosure of a material fact that the Company determines would have a material adverse effect on any proposal or plan by the Company or any of its subsidiaries or Affiliates to engage in any acquisition of assets or any merger, consolidation, tender offer or other significant transaction; provided, that any such delay or suspension shall not reduce the Company's obligation in Section 8 to maintain the effectiveness of such registration statement for a total period of one year.

               (d) INDEMNIFICATION. In the event that any shares owned by Holders are included in a registration statement under this Section 8:

                    (i) The Company shall indemnify and hold harmless Holders (as defined in the 1933 Act) from and against any and all loss, damage, liability, cost and expense to which Holders may become subject under the 1933 Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission (i) so made in conformity with information furnished by Holders; or (ii) in any preliminary prospectus, if a copy of an amended or supplemented prospectus which, as amended or supplemented, would have cured the defect giving rise to such loss, claim, damage, liability, cost or expense, was not delivered by or on behalf of such Holder to the person asserting the claim or action, if required by law to have been so delivered by Holders, at or prior to the written confirmation of the sale of the Common Stock.

                    (ii) Holders shall indemnify and hold harmless the Company and any underwriter from and against any and all loss, damage, liability, cost or expense to which the Company or any underwriter may become subject under the 1933 Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in conformity with information furnished by Holders.

                    (iii) Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (i) or (ii) of this subsection of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party shall, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph (i) or (ii), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (i) or (ii) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (A) the indemnified party shall have employed counsel in accordance with the proviso of the preceding sentence, (B) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action, or (C) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

          9.   ADDITIONAL RIGHT TO CONVERT WARRANT.

          (a) The Holder of this Warrant shall have the right to require the Company to convert this Warrant (the "Conversion Right") at any time after it is exercisable, but prior to its expiration, into shares of Company Common Stock as provided for in this Section 9. Upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of any Exercise Price) that number of shares of Company Common Stock equal to the quotient obtained by dividing (x) the value of the Warrant at the time the Conversion Right is exercised (determined by subtracting the Exercise Price for a Warrant Share in effect immediately prior to the exercise of the Conversion Right from the Fair Market Value of a Warrant Share immediately prior to the date of the exercise of the Conversion Right and multiplying that number by the number of Warrant Shares for which the Conversion Right is being exercised) by (y) the Fair Market Value of a Warrant Share immediately prior to the exercise of the Conversion Right.

          (b) The Conversion Right may be exercised by the Holder, at any time or from time to time, prior to the expiration of the Warrant, on any business day by delivering a written notice in the form attached hereto (the "Conversion Notice") to the Company at the offices of the Company stating that the Holder desires to exercise the Conversion Right and specifying (i) the total number of shares with respect to which the Conversion Right is being exercised and (ii) a place and date not less than five or more than 20 business days from the date of the Conversion Notice for the closing of such purchase.

          (c) At any closing under Section 9(b) hereof, (i) the Holder will surrender the Warrant and (ii) the Company will deliver to the Holder (A) a certificate or certificates for the number of shares of Company Common Stock issuable upon such conversion, together with cash, in lieu of any fraction of a share and (B) a new warrant representing the number of shares, if any, with respect to which the Warrant shall not have been exercised.

          (d) For purposes of this Section 9, Fair Market Value of a Warrant Share as of a particular date (the "Determination Date") shall mean:

               (i) If the Company's Common Stock is traded on an exchange or is quoted on Nasdaq, then the average closing or last sale prices, respectively, reported for the ten (10) business days immediately preceding the Determination Date, and

               (ii) If the Company's Common Stock is not traded on an exchange or on Nasdaq but is traded on the over-the-counter market, then the average closing bid and asked prices reported for the ten (10) business days immediately preceding the Determination Date.

          IN WITNESS WHEREOF, The Vintage Group USA, Ltd. has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated ______ __, 1996.

                                   THE VINTAGE GROUP USA, LTD.



                                   ------------------------------------
                                   By:
                                    Its:

                         THE VINTAGE GROUP USA, LTD.
                              WARRANT EXERCISE

                 (TO BE SIGNED ONLY UPON EXERCISE OF WARRANT)

          The undersigned, the holder of the foregoing Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _______ shares of the Common Stock of The Vintage Group USA, Ltd., to which such Warrant relates and herewith makes payment of $____________ therefor in cash or by certified or cashier's check and requests that the certificates for such shares be issued in the name of, and be delivered to _______________________, whose address is set forth below the signature of the undersigned. If said number of shares shall not be all the shares purchasable under the Warrant, a new warrant is to be issued in the name of the undersigned for the balance remaining of the shares purchasable thereunder.

                                   Name of Warrant Holder:


                                   -------------------------------
                                   (Please print)

                                   Address of Warrant Holder:

                                   -------------------------------

                                   -------------------------------


                                   Tax Identification No. or Social Security
                                   No. of Warrant Holder:

                                   -------------------------------


                                   Signature:
                                              --------------------

                                   NOTE: THE ABOVE SIGNATURE SHOULD CORRESPOND
                                   EXACTLY WITH THE NAME OF THE WARRANT HOLDER
                                   AS IT APPEARS ON THE FIRST PAGE OF THE
                                   WARRANT OR ON A DULY EXECUTED WARRANT
                                   ASSIGNMENT

                                   Dated:
                                          ------------------------

                         THE VINTAGE GROUP USA, LTD.
                             WARRANT ASSIGNMENT

                (TO BE SIGNED ONLY UPON TRANSFER OF WARRANT)

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________, the assignee, whose address is _________________________________________________________, and whose tax identification or social security number is _______________________, the right represented by the foregoing Warrant to purchase _________ shares of the Common Stock of The Vintage Group USA, Ltd., to which the foregoing Warrant relates and appoints ________ attorney to transfer said right on the books of The Vintage Group USA, Ltd., with full power of substitution in the premises. If said number of shares shall not be all the shares purchasable under the Warrant, a new warrant is to be issued in the name of the undersigned for the balance remaining of the shares purchasable thereunder.

                                   Name of Warrant Holder:


                                   -------------------------------
                                   (Please print)

                                   Address of Warrant Holder:

                                   -------------------------------

                                   -------------------------------

                                   Tax Identification No. or Social
                                  Security No. of Warrant Holder:


                                   -------------------------------

                                   Signature
                                             ---------------------

                                  NOTE: THE ABOVE SIGNATURE SHOULD CORRESPOND
                                  EXACTLY WITH THE NAME OF THE WARRANT HOLDER
                                  AS IT APPEARS ON THE FIRST PAGE OF THE
                                  WARRANT OR ON A DULY EXECUTED WARRANT
                                  ASSIGNMENT

                                  Dated:
                                         -------------------------

                         THE VINTAGE GROUP USA, LTD.
                              CONVERSION NOTICE

      (TO BE EXECUTED ONLY UPON CONVERSION OF WARRANT PURSUANT TO SECTION 9)

     The undersigned hereby irrevocably elects to exercise the Conversion Right as provided for in Section 9 of the foregoing Warrant, with respect to _________ of the previously unexercised shares, which shall result pursuant to the conversion provisions of Section 9 in the purchase thereunder of _____________ shares of Common Stock of The Vintage Group USA, Ltd., and herewith tenders the Warrant in full payment for the purchased shares, as provided for in Section 9 of the foregoing Warrant. If said number of shares shall not be all the shares purchasable under the Warrant, a new warrant is to be issued in the name of the undersigned for the remaining balance of the unexercised shares.

     Please issue a certificate or certificates for such Common Stock in the name of, and pay any cash for any fractional share, to:

                                   Name of Warrant Holder:

                                   -------------------------------
                                   (Please print)

                                   Address of Warrant Holder:

                                   -------------------------------

                                   -------------------------------

                                   Tax Identification No. or Social
                                   Security No. of Warrant Holder:

                                   -------------------------------

                                   Signature
                                             ---------------------

                                  NOTE: THE ABOVE SIGNATURE SHOULD CORRESPOND
                                  EXACTLY WITH THE NAME OF THE WARRANT HOLDER
                                  AS IT APPEARS ON THE FIRST PAGE OF THE
                                  WARRANT OR ON A DULY EXECUTED WARRANT
                                  ASSIGNMENT

                                  Dated:
                                         -------------------------